JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated June 15, 2007
to the Prospectus dated July 1, 2006

The Board of Trustees of JPMorgan Trust II (the “Trust”) has approved changes to the strategies of the JPMorgan Core Plus Bond Fund (the “Fund”). On or around September 15, 2007 (the “Effective Date”), these changes will become effective and new prospectuses dated on the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”). Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes. Investors should refer to the New Prospectuses, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date.

Changes to investment strategies. On the Effective Date, the following changes will become effective with respect to the Fund:

•	The Fund may invest up to 35% of its total assets in below investment grade securities (also known as junk bonds or high yield securities) or, if unrated, determined by the Fund’s adviser to be of comparable quality. Such securities may include so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics.) Currently, the Fund may invest only up to 30% of its total assets in such securities.

•	The restrictions that the Fund may invest no more than 20% of its total assets in securities rated below the fifth rating category will be eliminated.

•	The Fund may invest up to 35% of its assets in foreign securities, including securities denominated in foreign currencies and emerging market debt securities. Currently, the Fund may only invest up to 25% of its net assets in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks.

•	The Fund may invest in common stock and other equity securities in addition to preferred stock and convertible securities.

•	In connection with its investments in non-dollar denominated investments, the Fund may use forward foreign currency exchange contracts and other derivatives to increase income and gain to the Fund in addition to hedging non-dollar denominated investments.

•	The Fund will be permitted to invest in relative value strategies such as credit-oriented trades and other combinations of derivatives and/or securities and derivatives.

In addition, the Fund as part of this revised investment strategy may increase investments in certain securities and instruments that are permissible investments for the Fund but to date have not been regularly utilized including preferred stock, distressed debt, loan participations and assignments (including unfunded commitments), credit default swaps, mortgage dollar rolls, interest rate swaps, and futures.

Changes to the fund’s main risks. The changes in investment strategies may also result in increased or additional risks. On the Effective Date, the Fund will be permitted to invest a greater amount of its assets in high yield securities and foreign and emerging market securities. High yield securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. Investments in foreign securities involve risks in addition to those of U.S. investments including political and economic risks, currency exchange rate fluctuation and exchange control regulations, higher transactions costs, delayed

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settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks are magnified in countries that are emerging markets.

The Fund’s increased use of derivatives in connection with its relative value and investment strategies may also increase the risks to the Fund. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. The Fund’s use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

The Fund’s investments in common stock and other equity securities will be subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Investors should refer to the Fund’s New Prospectuses for a more complete discussion of the main risks associated with the Fund’s investments strategies after the Effective Date.

Changes in investment process. On the Effective Date, the Fund’s investment process will provide as follows:

JPMorgan Investment Advisors Inc. (JPMIA) allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, excluding distressed debt, the remaining credit of the portfolio will be managed across the ratings continuum, not in separate investment grade and high yield sleeves. JPMIA will look for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Management of the fund. After the Effective Date, the portfolio management team will continue to be led by Gary J. Madich, Managing Director and CFA charterholder, who will be responsible for the overall allocation of the Fund. In addition to Mr. Madich, the four members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund will be James A. Sexton, Managing Director, who also will assist in the overall allocation strategy, Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team will also include additional portfolio managers who will make day to day decisions concerning all alternative strategies such as emerging markets debt. Biographies for Mr. Madich, Mr. Sexton, Mr. Jackson, Mr. Sabetta, and Mr. Figuly are included in the Supplement dated February 13, 2007 to the Existing Prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE